Exhibit 99.1

Targeting Metabolic Dysfunction with Novel Therapies to Treat M ASH, Acne & Cancer July 2024

2 July 2024 Forward Looking Statements This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995 . All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet’s clinical development plans and related anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions . The forward - looking statements in this presentation are only predictions . These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others : the clinical development and therapeutic potential of denifanstat or any other drug candidates we may develop ; our ability to advance drug candidates into and successfully complete clinical trials , the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later - stage clinical trials ; that unfavorable new clinical trial data may emerge in other clinical trials of denifanstat , including Phase 3 clinical trials ; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities ; our relationship with Ascletis , and the success of its development efforts for denifanstat ; the accuracy of our estimates regarding our capital requirements ; and our ability to maintain and successfully enforce adequate intellectual property protection . These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www . sec . gov . You should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements . Moreover, we operate in a dynamic industry and economy . New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face . Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise .

3 July 2024 Leadership Team with Proven Development and Commercialization Experience Dave Happel President & CEO >20 years of experience in executive leadership in biotech and pharma Brought multiple innovative healthcare products to the market George Kemble Executive Chairman >20 years of experience in R&D in biotech and pharma Responsible for R&D of FluMist , first innovation in flu vaccines in 60+ years Eduardo Martins CMO >20 years of leadership of large - scale multinational clinical trials & global teams in pharma and biotech Led clinical development team of cenicriviroc for MASH Thierry Chauche CFO >20 years of financial and operational leadership experience in finance and healthcare companies Elizabeth Rozek General Counsel >20 years of legal experience including executive leadership of legal, IP and compliance functions in biopharma and biotech

4 July 2024 FASN Inhibitor Denifanstat Offers a Unique and Validated Approach to MASH • As the only fat synthesis inhibitor, denifanstat directly targets the 3 key drivers of MASH – liver fat, inflammation, and fibrosis • FASN is a key enzyme in de novo lipogenesis responsible for excess liver fat in MASH • Once daily oral administration, suitable for mono - or combination therapy Unique MOA: FASN Inhibition Positive F ASCINATE - 2 Phase 2b Data in MASH • Met both primary endp oints in clinical trial: significant improvements in fibrosis with no worsening of MASH • Improvement in more severe patients (stage F3) and demonstrated lack of progression to cirrhosis • Enhanced treatment effect in patients with stable GLP therapy • Generally well tolerated Precision Medicine Strategic Collaboration with Ascletis in Acne & Cancer Denifanstat IP Portfolio • Tripalmitin and additional blood response markers under development as early biomarkers of target engagement and treatment response • Acne Phase 3 study completion of enrollment anticipated by end 2024 • rGBM Phase 3 study interim analysis anticipated by end 2024 • Method of use patent: 2036; Composition of matter patent: 2032 • Opportunities to lengthen one patent’s life for up to 5 years via Patent Term Extension (US) or SPC (Europe) Near Term Milestones & Cash Position • Pivotal Phase 3 program expected to begin in 2H2024 • NASDAQ: SGMT; $193.7M cash* on hand, expected to fund current operations through 2025 * Cash, cash equivalents and marketable securities as of March 31, 2024

5 July 2024 Designed for once - daily, oral dosing Rigorous and de - risked development strategy Direct DNL inhibition demonstrated in Phase 1b Improvements in liver fat and other non - invasive biomarkers in Phase 2a Topline data of successfully completed 52 - week Phase 2b biopsy study announced in 1Q 2024 Precision medicine approach to improve patient outcomes Denifanstat Denifanstat: A Novel Small Molecule FASN Inhibitor Protected By Strong IP DNL = de novo lipogenesis Denifanstat method of use expires in 2036 Denifanstat composition of matter expires in 2032 (issued in all key commercial territories) Opportunities exist to lengthen patent exclusivity of either composition patent or method of use patent for up to 5 years via Patent Term Extension (US) or SPC (Europe) Currently building out global patent portfolio to further protect commercialization of denifanstat via patent applications directed to formulations, methods of use, and synthetic methods, with potential to extend exclusivity further Strong patent estate

6 July 2024 Therapeutic Area Indication Stage of Development Expected Milestone / Status Preclinical Phase 1 Phase 2 Phase 3 Metabolic Disease MASH F2/F3 population Phase 2b positive topline data announced 1Q2024 ; MASH Phase 3 estimated start 2H 2024 Phase 1 hepatic impairment results reported 1Q 2024 Dermatology Acne IND - enabling studies completed; evaluating timing to file IND Phase 3 clinical study initiated 4Q 2023; planned to be fully enrolled in 2024* Oncology Solid tumors Identifying FASN - dependent tumor types for potential FASN inhibitor development. Recurrent glioblastoma (GBM) Phase 3 enrollment of 120 patients achieved in 3Q 2023; pre - specified interim analysis planned in 2H 2024* Development Pipeline: Indications and Clinical Milestones * Trials conducted in China by Ascletis , who has licensed development and commercialization rights to all indications in Greater China Denifanstat Denifanstat TVB - 3567 Denifanstat (ASC40) TVB - 3567 Denifanstat (ASC40) Denifanstat

7 July 2024 MASH: A Burgeoning Epidemic 1 Estes, et al. 2018; http://dx.doi.org/10.1016/j.jhep.2018.05.036 . Note: MASH, or metabolic dysfunction - associated steatohepatitis, was formerly known as NASH, or nonalcoholic steatohepatitis 2 Yonoussi et al. 2023; The Growing Economic and Clinical Burden of Nonalcoholic Steatohepatitis (NASH) in the United States Disease challenges Patients in 2016 1 United States 85.3 million Hepatocellular carcinoma Cirrhosis F4 11 thousand annual cases among MASLD population 1.4 million compensated and decompensated 17.3 million 5.7 million MASH • Expected to almost double in size within next 2 decades 2 • Complex disease with h eterogeneous patient population • Significant opportunity for differentiated MOA MASLD Metabolic Dysfunction - Associated Liver Disease MASH Metabolic Dysfunction - Associated Steatohepatitis F1 MASH mod - adv F ibrosis F2 - F3

8 July 2024 Sagimet’s lead drug candidate, denifanstat, is a specific and potent inhibitor of FASN that functions through three independent mechanisms in MASH : FASN Inhibition Addresses Three Independent Mechanisms of MASH Development and Progression Blocking steatosis via inhibiting de novo lipogenesis in hepatocytes Reducing inflammation via preventing immune cell activation Blunting fibrosis via inhibiting stellate cell activation 1 2 3 INFLAMMATION FIBROSIS STEATOSIS Hepatocyte Kupffer cell Stellate cell CIRRHOSIS MALIGNANCY FASN FASN FASN Denifanstat

9 July 2024 FASN Inhibition Directly Blocks Human Liver Stellate Cell Function Stellate cells require DNL for fibrogenesis Denifanstat blocks stellate cell activation Primary human stellate cell assay Denifanstat directly inhibits fibrogenic activity Denifanstat • Stimulated by TGF - beta to activate fibrogenesis • Denifanstat showed similar inhibition to positive control ALK5 inhibitor *p<0.05. FASNi directly inhibits fibrosis published in O'Farrell et al.,2022. Scientific Reports. 12:15661 vehicle Alk5i 30 nM 100 nM 300 nM 1000 nM 0 20 40 60 Collagen / total protein (μg/mg) * * * * Denifanstat

10 July 2024 Treatment Goals for MASH Across Fibrosis Staging MASH STAGING F1 F2 F3 F4 (Compensated) Risk Staging based on: • Fat • Inflammation • Fibrosis • Liver & CV Events Primary Treatment Objectives Primary Therapeutic Interventions (based on Primary Objectives) Improve Glycemic Control / Improve Dyslipidemia / Reduce Weight Resolve Steatohepatitis Prevent Progression to Cirrhosis Prevent Decompensation Metabolic & Obesity Drugs* Metabolic* & Anti - Fibrotic Drugs Potent Anti - Fibrotic Drugs Prevent Fibrosis Progression / Induce Fibrosis Regression LOW MEDIUM HIGH VERY HIGH Kusi et al. Endocrine Practice 28 (2022) 528 - 562. Rinella et al. Hepatology. 2023 May 01; 77(5): 1797 – 1835. Tacke et al. Journal of Hepatology, July 2024. vol. - 4 | 1 – 51 *Metabolic drugs are anticipated to be background therapy for obesity and type 2 diabetes, until clinical data support use i n M ASH

MASH Clinical Development Program

12 July 2024 FASCINATE - 2: Biopsy Trial Design Focused on Histological Endpoints AI: Artificial Intelligence, MRI - PDFF; magnetic resonance imaging derived proton density fat fraction, NAS; NAFLD Activity Score . • Biopsy confirmed F2 - F3 MASH patients • 52 weeks, 2:1 randomization to 50mg or placebo, double - blind • Single pathology reader: Dr. Pierre Bedossa • AI digital pathology: HistoIndex Primary endpoints • NAS ≥2 points improvement w/o worsening of fibrosis • MASH resolution + NAS ≥2 improvement w/o worsening of fibrosis Selected secondary endpoints • Improvement in liver fibrosis ≥1 stage without worsening of MASH as assessed by biopsy • Digital AI pathology • MRI - PDFF: absolute decrease, % change from baseline, % pts ≥30% reduction from baseline (responders) FASCINATE - 2 Phase 2b trial design Screening Placebo Denifanstat (50 mg) 0 26 52 Study Weeks Baseline Interim Final MRI - PDFF Biomarkers Biopsy MRI - PDFF Biomarkers MRI - PDFF Biomarkers Biopsy

13 July 2024 FASCINATE - 2: Baseline Characteristics Were Typical of the F2/F3 MASH Population Parameter Placebo, n=45 Denifanstat , n=81 Age , years 59.6 (+/ - 10.9) 56.1 (+/ - 10.8) Sex , female 27 (60%) 48 (59%) Race , White 41 (91%) 73 (90%) Ethnicity , Hispanic or Latino 15 (33%) 27 (33%) BMI , kg/m 2 36.5 (+/ - 6.7) 34.6 (+/ - 6.1) Type 2 diabetes 27 (60%) 55 (68%) ALT (alanine aminotransferase) U/L 67 (+/ - 33) 57 (+/ - 29) AST (aspartate aminotransferase) U/L 52 (+/ - 27) 48 (+/ - 29) Liver Fat Content (MRI - PDFF) , % 19.0 (+/ - 7.0) 16.6 (+/ - 7.1) Baseline liver biopsy NAS ≥ 5 34 (76%) 63 (78%) Baseline liver biopsy F2/F3 22 (49%) / 23 (51%) 34 (42%) / 47 (58%) Statin (at baseline) 21 (47%) 38 (47%) GLP1 - RA (at baseline) 4 (9%) 12 (15%) LDL , mg/dL 103 ( +/ - 39) 96 ( +/ - 34) Triglycerides , mg/dL 153 ( +/ - 67) 173 ( +/ - 79) ELF (Enhanced Liver Fibrosis) Score 9.8 ( +/ - 0.8) 9.6 ( +/ - 0.8) FAST ( Fibroscan AST) Score 0.6 (0.19) 0.6 (0.20) Modified intent - to - treat population (mITT) includes all patients with paired biopsies. Data are mean (SD) or n (%)

14 July 2024 Primary Endpoints: Liver Biopsy Cochran - Mantel - Haenszel Test – two sided at the 0.05 significance level. * ≥1 - point improvement in ballooning or inflammation. Denifanstat Achieved Statistical Significance at 52 Weeks NAS ≥ 2 points improvement* w/o worsening of fibrosis p=0.0001 MASH resolution + NAS ≥ 2 improvement w/o worsening of fibrosis ITT population mITT population Placebo n=56 Denifanstat n=112 16% 38% Placebo n=56 Denifanstat n=112 11% 26% Placebo n=45 Denifanstat n=81 20% 52% Placebo n=45 Denifanstat n=81 13% 36% ITT population mITT population % Response % Response % Response % Response p=0.0173 p=0.0044 p=0.0003 p=0.0035

15 July 2024 Secondary Endpoint: Liver Fibrosis Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level Denifanstat Achieved Statistical Significance 18% 41% Placebo n=45 Denifanstat n=81 % response Improvement in liver fibrosis ≥ 1 stage & No Worsening of MASH at Week 52 p=0.0051 mITT population LR0

16 July 2024 Secondary Endpoints: Liver Fibrosis *One sided at the 0.05 significance level, **Two sided at the 0.05 significance level Denifanstat Achieved Profound Improvement of Fibrosis Fibrosis Endpoints Subgroup Placebo Denifanstat p - value > 1 stage improvement in fibrosis w/o worsening of MASH ITT 14% 30% 0.0199* mITT 18% 41% 0.0051* F3 13% 49% 0.0032** > 2 stage improvement in fibrosis w/o worsening of MASH mITT 2% 20% 0.0065** F3 4% 34% 0.0065** Progression to cirrhosis (F4) mITT 11% 5% 0.0386*EM0

17 July 2024 Additional Fibrosis Analysis Using AI - based Digital Pathology Supporting Evidence that Denifanstat Significantly Reduced Fibrosis Pre - Treatment Pt A NASH - CRN Fibrosis stage F3 Post - Treatment Pt A NASH - CRN Fibrosis stage F1 Denifanstat 0.10 - 0.30 Placebo n=45 Denifanstat n=81 LS mean change qFibrosis Continuous Value Change from Baseline p=0.0023 *One sided at the 0.05 significance level

18 July 2024 Patient Subset on Stable GLP1 - RA at Baseline: Liver Biopsy Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. mITT population GLP patients were on stable dose for 6 months prior to first biopsy Denifanstat Improved MASH Resolution and Fibrosis Resolution of MASH w/o worsening of fibrosis Improvement in liver fibrosis ≥ 1 stage w/o worsening of MASH 0% 42% Placebo + GLP1 n=4 Denifanstat + GLP1 n=12 % response 0% 42% Placebo + GLP1 n=4 Denifanstat + GLP1 n=12 % response p=0.034 p=0.103 AI digital pathology results also supports fibrosis improvement in patients receiving GLP1 and denifanstat

19 July 2024 FASCINATE - 2: Safety Denifanstat Was Generally Well Tolerated • No DILI signal and no muscle wasting were detected, and GI were comparable to placebo • AE of hair thinning stabilized with a 2 to 4 week dose pause and then reversed with down titration or study completion • Consistent with other MASH - related medications, only 6% of patients discontinued from the study with hair thinning • In previous clinical studies of denifanstat, <2% of the patients experienced hair thinning at 50mg Event n (%) Placebo (n=56) Denifanstat 50mg (n=112) Total (n=168) Any adverse event 46 (82.1) 99 (88.4) 145 (86.3) Adverse event related to denifanstat or placebo 20 (35.7) 51 (45.5) 71 (42.3) Serious adverse event 3 (5.4) 13 (11.6) 16 (9·5) TEAE leading to study drug discontinuation 3 (5.4) 22 (19.6) 25 (14.9) Adverse events affecting ≥ 10% of patients COVID - 19 6 (10.7) 19 (17.0) 25 (14.9) Dry eye 8 (14.3) 10 (8.9) 18 (10.7) Hair thinning 2 (3.6) 21 (18.8) 23 (13.7)

20 July 2024 Denifanstat Decreased Liver Fat by MRI - PDFF and Reduced FAST Score > 30% reduction: Cochran - Mantel - Haenszel Test. Relative reduction: Mixed - effects Model for Repeated Measures. mITT population. Two sided at the 0.05 significance level. Denifanstat Achieved Statistical Significance p<0.0001 21% 65% Placebo n=38 Denifanstat n=69 % response p<0.0001 MRI - PDFF ≥ 30% Relative Reduction, Week 52 FAST Change from Baseline - 0.10 - 0.10 - 0.20 - 0.30 LS mean change p<0.0001 p<0.0001 Week 26 Week 52 Placebo n=42 Denifanstat n=76 Placebo n=40 Denifanstat n=73 Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population.

21 July 2024 Secondary Endpoints: Liver Enzymes Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population Denifanstat Decreased ALT and AST Levels ALT Percent Change from Baseline AST Percent Change from Baseline - 2.80 - 16.30 - 23.10 - 30.60 LS mean change p=0.015 p=0.030 0.00 - 12.00 - 20.60 - 26.80 LS mean change p=0.018 p=0.027 Week 26 Week 52 Week 26 Week 52 Placebo n=45 Denifanstat n=80 Placebo n=43 Denifanstat n=80 Placebo n=45 Denifanstat n=79 Placebo n=43 Denifanstat n=80

22 July 2024 - 1.60 - 9.10 - 12.60 - 19.10 Placebo Denifanstat Cardiometabolic Health mITT population. Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. *p<0.05, **p<0.01, ***p<0 .001 1 For LDL - c, baseline > 100 mg/dL. Denifanstat Decreased LDL - c Levels and Increased Polyunsaturated Triglycerides LDL - c 1 Change from Baseline Saturated TG Polyunsaturated TG Week 26 Week 52 p>0.05 p>0.05 Mean change, mg/dL n=27 n=32

23 July 2024 Denifanstat Rapidly and Robustly Reduced De Novo Lipogenesis Two sided at the 0.05 significance level Tripalmitin • A saturated triglyceride which is a biomarker of DNL inhibition • Rapidly reduced by denifanstat as early as 4 weeks of treatment Next steps • Continue the development of tripalmitin and additional markers as potential biomarker(s) of treatment response for denifanstat Tripalmitin Change from Baseline Placebo n=42 Denifanstat n=81 Placebo n=43 Denifanstat n=80 - 2.1 LS mean change (ug/mL) - 2.4 - 0.4 - 0.1 P=0.005 Week 4 Week 13 p=0.001 p=0.005

24 July 2024 Mechanism of Action Supports Combination Therapy Opportunity MOA - Mechanism of Action Combination therapy offers: • Denifanstat MOA that is complementary to other MOAs – resmetirom , GLPs • Opportunity for fixed dose combinations with other oral medications Preclinical combination studies ongoing with a variety of other MASH, diabetes, metabolism and obesity molecules Potential improved clinical outcome for patients with combination therapy of denifanstat + fat burners Inflammation Fibrosis Inflammation Tsai et al., EASL 2024, LDL knock - out MASH mice. * p<0.05; ** p<0.01; *** p<0.001 FASNi

25 July 2024 1 Kamm DR and McCommis KS. doi : 10.1113/JP281061. 2 Sheka AC, et al. doi:10.1001/jama.2020.2298. 3. CLIN - 009 data on file. 4. Loomba, et al. EASL 2024 Compensated Cirrhotic Patients (MASH F4) • Denifanstat reduces pro - fibrotic signaling stellate cells which retain the ability to remove the fibrotic scar and reestablish the basal ECM scaffold even in F4 MASH 1 • Hepatocytes continue to be functional, and patients frequently have increased liver fat Supportive Initial Data • PK profiles in F4 patients in the Phase 1 impaired hepatic function study 3 • Positive impact on advanced fibrosis in patients in FASCINATE - 2 4 Next Step • Phase 2b/3 trial in M ASH - F4 Denifanstat Potential in Cirrhosis ~20% of Patients Progress to Cirrhosis 2 MASH MASH with fibrosis Histological features of MASH Steatosis > 5% Hepatocyte ballooning Lobular inflammation Cirrhosis

26 July 2024 1Yu EL and Schwimmer JB. doi : 10.1002/cld.1027. 2Softic S and Rohit K. doi : 10.1002/hep.32322. 3Kleiner DE and Makhlouf HR. doi : 10.1016/j.cld.2015.10.011. Pediatric MASH • T he prevalence rate of childhood MASLD is estimated at 5 - 10% in the general population and 10 - 20% of children with MASLD have advanced fibrosis 1 • P ediatric MASLD has unique and aggressive histological features 2,3 • Drugs approved for adults may not have the same e fficacy in children 2 • Effective therapies are urgently needed in pediatric patients 2 Next steps • Phase 2 trial in pediatric MASH following: • Compilation of safety data across all denifanstat studies in young adults including FASCINATE - 2 • Nonclinical toxicology study in juvenile animals • Engagement with FDA Pediatric MASH Continues to be an Area of Significant Unmet Need

27 July 2024 Precision Medicine: Blood Tests May Lead to Improved Patient Outcomes 1Signature has 6 metabolites: ursodeoxycholic acid, DL - 2 - aminocaprylic acid, sarcosine, glycoursodeoxycholic acid, D( - ) - 2 - aminobutyric acid, PC(0 - 18:0/22:4). Accuracy 79%, PPV 88%, NPV 63%. • MASH is a multi - faceted disease and patients may benefit from being matched with optimal treatments • Two approaches using blood tests are undergoing further evaluation • Drug response: 1 - 2 months after taking drug, tripalmitin identifies patients responding to drug treatment • P otential p redictive marker: before taking drug, signature of 6 blood metabolites enriches for responders 1 Blood test for predictive marker denifanstat denifanstat denifanstat Clinical response rate On - treatment 1 - 2 months Pre - treatment Clinical response rate Blood test for drug response (e.g. tripalmitin )

Additional Denifanstat Indications

29 July 2024 FASN Also Plays a Key Role in Other Diseases With Significant Unmet Need FASN in cancer Supports t umor survival Enables t umor proliferation Establishes r esistance to drugs FASN in acne Increases sebum production Exacerbates sebum composition Cancer cell Membrane synthesis, intracellular signaling, protein modification Sebocyte Sebum production Palmitate Lipid building block FASN

30 July 2024 DNL Pathway Plays a Role in the Pathogenesis of Acne FASN is an attractive therapeutic target for acne • Acne is associated with sebum over production by sebocytes in the skin • Acne resolution is associated with reduced sebum production • Sebocytes rely on DNL/FASN to make sebum • >80% of key sebum lipids such as palmitate and sapienic acid are produced by DNL/FASN FASN Palmitate Lipid synthesis Sebum production Hair Skin Surface Sebum (oil) Inflammation Sebaceous gland Skin With Acne Skin Without Acne Pimple Sebaceous gland

31 July 2024 Ascletis Announced Positive Early Clinical Data in Acne; Phase 3 Study Ongoing * p<0.05. ** p<0.01. ^Lesion data are mean relative reduction from baseline to 12w, n= number in cohort. Ascletis has exclusive rights to denifanstat in Greater China 2 9 EFFICACY RESULTS – 12 WEEKS Placebo n=45 25 mg n=45 50 mg n=44 75 mg n=45 Total lesions^ - 34.9% - 49.5% ** - 51.5% ** - 48.4% ** Inflammatory lesions^ - 36.5% - 54.7% ** - 56.7% ** - 49.4% * Non - inflammatory lesions^ - 35.0% - 44.4% - 46.6% - 46.5 IGA (2 - grade improvement) 15.6% 31.1% 31.8% 22.2% Multi - Center, Placebo - Controlled Phase 3 clinical trial of denifanstat (ASC40) in moderate to severe acne initiated by Ascletis in 4Q2023 Sagimet completed IND - enabling studies for its second FASN inhibitor TVB - 3567 Denifanstat Phase 2 in acne by Ascletis in China

32 July 2024 FASN Is Integral to Tumor Cell Proliferation and Surviv al KRASM – KRAS mutant. KRASWT - KRAS wild type FASN dependence • Certain cancers are dependent on DNL/FASN for proliferation especially downstream of driver oncogenes • Strategy kill tumor cells and/or avoid drug resistance by combination of FASN inhibitor with drugs that inhibit driver oncogenes Dietary fatty acids cannot compensate for de novo synthesized palmitate Specific oncogenic drivers are FASN - dependent Prevents lipid peroxidation and stress induced death Palmitate RTK e.g. MET , VEGFR Saturated fatty acids for lipid rafts and membranes Protein modification and localization/ function Receptor localization and signaling Acetyl - CoA Malonyl - CoA pS6 mTOR AKT PI3K KRAS - 4A Lipid rafts FASN Foundational Phase 1 • 136 heavily pretreated patients received denifanstat • Recommended Phase 2 dose defined • Promising clinical activity consistent with proposed mechanism • KRASM NSCLC patients had significantly longer duration on study with denifanstat than KRASWT (p<0.02), and 91% KRASM had stable disease

33 July 2024 GBM Prostate HCC NSCLC KRASM Cancer Program Focuses on 4 FASN - Dependent Tumor Types *Brenner et al., 2023; **Wang at al., 2022; *** GBM (glioblastoma), HCC (hepatocellular carcinoma), KRASM (mutant KRAS), NSCLC (non small cell lung cancer) Phase 3 ongoing In China by Ascletis , denifanstat combination with bevacizumab Positive investigator sponsored Phase 2 results * Pre - specified interim analysis planned in 2H 2024 Type Status Next milestone Phase 1 ongoing Investigator Sponsored at Weill Cornell, denifanstat combination with enzalutamide Phase 1 results expected 4Q 2025 Translational work ongoing Patient selection strategy by bioinformatics on primary samples Positive preclinical combination results** Preclinical and clinical evidence Positive preclinical combination with KRAS inhibitor*** Encouraging monotherapy Phase 1 results with denifanstat Potential Phase 2 study of FASN inhibitor in combination with a marketed kinase inhibitor, ideally via collaboration with an industry partner Potential Phase 2 study of FASN inhibitor in combination with a KRAS inhibitor, ideally via collaboration with an industry partner

34 July 2024 FASN Inhibitor Denifanstat Offers a Unique and Validated Approach to MASH • As the only fat synthesis inhibitor, denifanstat directly targets the 3 key drivers of MASH – liver fat, inflammation, and fibrosis • FASN is a key enzyme in de novo lipogenesis responsible for excess liver fat in MASH • Once daily oral administration, suitable for mono - or combination therapy Unique MOA: FASN Inhibition Positive F ASCINATE - 2 Phase 2b Data in MASH • Met both primary endp oints in clinical trial: significant improvements in fibrosis with no worsening of MASH • Improvement in more severe patients (stage F3) and demonstrated lack of progression to cirrhosis • Enhanced treatment effect in patients with stable GLP therapy • Generally well tolerated Precision Medicine Strategic Collaboration with Ascletis in Acne & Cancer Denifanstat IP Portfolio • Tripalmitin and additional blood response markers under development as early biomarkers of target engagement and treatment response • Acne Phase 3 study completion of enrollment anticipated by end 2024 • rGBM Phase 3 study interim analysis anticipated by end 2024 • Method of use patent: 2036; Composition of matter patent: 2032 • Opportunities to lengthen one patent’s life for up to 5 years via Patent Term Extension (US) or SPC (Europe) Near Term Milestones & Cash Position • Pivotal Phase 3 program expected to begin in 2H2024 • NASDAQ: SGMT; $193.7M cash* on hand, expected to fund current operations through 2025 * Cash, cash equivalents and marketable securities as of March 31, 2024